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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2005


                        GENEREX BIOTECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



    Delaware                        000-25169                  98-0178636
    --------                        ---------                  ----------
    (State or Other                 (Commission                (IRS Employer
    Jurisdiction of                 File Number)               Identification
    Incorporation)                                             Number)


    33 Harbour Square, Suite 202, Toronto, Ontario Canada         M5J 2G2
    -----------------------------------------------------         -------
    (Address of Principal Executive Offices)                      (Zip Code)


    Registrant's telephone number, including area code:  (416) 364-2551
                                                         --------------


                                      N/A
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         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

         On May 10, 2005, Generex Biotechnology Corporation (the "Company") issued a Special Letter to Shareholders to update the Company's existing investors on the current status of the Company and management's perspective on the Company's future growth. The Company also issued a press release on May 10, 2005 announcing its issuance of the Special Letter to Shareholders. A copy of the press release with the Special Letter to Shareholders is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

        99.1 Generex Biotechnology Corporation's press release with the Special Letter to Shareholders issued May 10, 2005


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENEREX BIOTECHNOLOGY CORPORATION

Dated: May 10, 2005                 By:      /s/ Rose C. Perri
                                        -----------------------------------
                                        Chief Operating Officer and
                                        Chief Financial Officer
                                        (principal financial officer)




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                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
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99.1                 Generex Biotechnology Corporation's press release with the
                     Special Letter to Shareholders issued May 10, 2005